Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingent Liabilities
CONTINGENT LIABILITIES
Except as otherwise noted, while we are unable to predict the final outcome, based on information currently available, we do not believe that resolution of any of the following matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.
Leases. We occupy space and use certain equipment under lease arrangements. Rental commitments of $2,183 million at December 31, 2015 under long-term non-cancelable operating leases are payable as follows: $529 million in 2016, $391 million in 2017, $285 million in 2018, $207 million in 2019, $133 million in 2020 and $638 million thereafter. Rent expense was $386 million in 2015, $434 million in 2014 and $429 million in 2013.
Additional information pertaining to commercial aerospace rental commitments is included in Note 5 to the Consolidated Financial Statements.
Environmental. Our operations are subject to environmental regulation by federal, state and local authorities in the United States and regulatory authorities with jurisdiction over our foreign operations. As described in Note 1 to the Consolidated Financial Statements, we have accrued for the costs of environmental remediation activities and periodically reassess these amounts. We believe that the likelihood of incurring losses materially in excess of amounts accrued is remote. As of December 31, 2015 and 2014, we had $837 million and $863 million reserved for environmental remediation, respectively. Additional information pertaining to environmental matters is included in Note 1 to the Consolidated Financial Statements.
Government. In the ordinary course of business, the Company and its subsidiaries and our properties are subject to regulatory and governmental examinations, information gathering requests, inquiries, investigations and threatened legal actions and proceedings. For example, we are now, and believe that, in light of the current U.S. Government contracting environment, we will continue to be the subject of one or more U.S. Government investigations. Such U.S. Government investigations often take years to complete and could result in administrative, civil or criminal liabilities, including repayments, fines, treble and other damages, forfeitures, restitution or penalties, or could lead to suspension or debarment of U.S. Government contracting or of export privileges. For instance, if we or one of our business units were charged with wrongdoing as a result of any of these investigations or other government investigations (including violations of certain environmental or export laws) the U.S. Government could suspend us from bidding on or receiving awards of new U.S. Government contracts pending the completion of legal proceedings. If convicted or found liable, the U.S. Government could fine and debar us from new U.S. Government contracting for a period generally not to exceed three years. The U.S. Government also reserves the right to debar a contractor from receiving new government contracts for fraudulent, criminal or other seriously improper conduct. The U.S. Government could void any contracts found to be tainted by fraud.
Our contracts with the U.S. Government are also subject to audits. Like many defense contractors, we have received audit reports, which recommend that certain contract prices should be reduced to comply with various government regulations, including because cost or pricing data we submitted in negotiation of the contract prices or cost accounting practices may not have conformed to government regulations, or that certain payments be delayed or withheld. Some of these audit reports involved substantial amounts. We have made voluntary refunds in those cases we believe appropriate, have settled some allegations and continue to litigate certain cases. In addition, we accrue for liabilities associated with those matters that are probable and can be reasonably estimated. The most likely settlement amount to be incurred is accrued based upon a range of estimates. Where no amount within a range of estimates is more likely, then we accrued the minimum amount.
Legal Proceedings.
F100 Engine Litigation
As previously disclosed, the United States Government sued us in 1999 in the United States District Court for the Southern District of Ohio (District Court), claiming that Pratt & Whitney violated the civil False Claims Act and common law. The claims relate to the "Fighter Engine Competition" between Pratt & Whitney's F100 engine and General Electric's F110 engine. The government alleged that it overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial, which ended in April 2005, the government claimed Pratt & Whitney's liability to be approximately $624 million. On August 1, 2008, the trial court held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions after the alleged overstatements were made. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 initial engine pricing proposal. In the absence of actual damages, the trial court awarded the government the maximum civil penalty of $7,090,000, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the government and UTC appealed the decision to the United States Court of Appeals for the Sixth Circuit. In November 2010, the Sixth Circuit affirmed Pratt & Whitney's liability for the civil penalty under the False Claims Act, but remanded the case to the trial court for further proceedings on the issues of False Claims Act damages and common law liability and damages.
On June 18, 2012, the trial court found that Pratt & Whitney had breached obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force seeks damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act.
On June 17, 2013, the trial court awarded the government approximately $473 million in damages and penalties, plus prejudgment interest in an amount to be determined. On July 1, 2013, the trial court, after determining the amount of prejudgment interest, entered judgment in favor of the government in the amount of approximately $664 million. The trial court also awarded post-judgment interest on the full amount of the judgment to accrue from July 2, 2013, at the federal variable interest rate determined pursuant to 28 U.S.C. § 1961. The judgment included four different components: (1) common law damages of approximately $109 million; (2) prejudgment interest on common law damages of approximately $191 million; (3) False Claims Act treble damages of approximately $357 million; and (4) the civil penalty of approximately $7 million. The penalty component of the judgment previously was affirmed by the United States Court of Appeals in 2010.
We filed an appeal from the judgment to the United States Court of Appeals for the Sixth Circuit on August 26, 2013. On April 6, 2015, the Sixth Circuit reversed the trial court’s decision and vacated the prior damages award, noting that the government did not prove any damages. The court rejected as a matter of law the evidence submitted by the government on damages and remanded the case to the District Court to decide in the first instance whether the government should have another opportunity to prove that it suffered any actual damages.
On July 17, 2015, the case returned to the District Court, at which time we filed a motion for entry of judgment, seeking a judgment of zero actual damages. The government responded by filing a motion on August 28, 2015, in which it abandoned its claim for actual damages, but now seeks a judgment of approximately $85 million, representing (1) disgorgement of UTC’s alleged profits in fiscal year 1985, the first year of the multi-year engine competition, (2) prejudgment interest and (3) the approximately $7 million civil penalty.
We believe that there is no basis for the government’s new profit disgorgement claim. Accordingly, we continue not to accrue a reserve beyond the civil penalty referenced above.
Cost Accounting Standards Claim
By letter dated December 24, 2013, a Divisional Administrative Contracting Officer of the United States Defense Contract Management Agency asserted a claim and demand for payment of approximately $211 million against Pratt & Whitney. The claim is based on Pratt & Whitney's alleged noncompliance with cost accounting standards from January 1, 2005 to December 31, 2012, due to its method of determining the cost of collaborator parts used in the calculation of material overhead costs for government contracts. On March 18, 2014, Pratt & Whitney filed an appeal to the Armed Services Board of Contract Appeals. Pratt & Whitney’s appeal is still pending and we continue to believe the government’s claim is without merit.
German Tax Litigation
As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern approximately €215 million (approximately $235 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office. UTC estimates interest associated with the aforementioned tax benefits is an additional approximately €118 million (approximately $129 million). On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In 2008 the German Federal Tax Court (FTC) denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union principles. On September 17, 2009, the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the other taxpayer and the German Government again appealed the findings to the FTC. In November 2014, the FTC ruled in favor of the German Government, and against the other taxpayer. We believe that the FTC decision in the case involving the other taxpayer is not determinative of the outcome in our case, and we will continue vigorously to litigate the matter. However, in light of the FTC decision in the case involving the other taxpayer, we fully accrued for the matter during the quarter ended December 31, 2014. While we continue to litigate the matter at the local German Tax Court, UTC made tax and interest payments to German tax authorities of €275 million (approximately $300 million) through December 31, 2015 to avoid additional interest accruals pending final resolution of this matter.
Asbestos Matters
As previously reported, like many other industrial companies, we and our subsidiaries have been named as defendants in lawsuits alleging personal injury as a result of exposure to asbestos integrated into certain of our products or business premises. While we have never manufactured asbestos and no longer incorporate it in any currently-manufactured products, certain of our historical products, like those of many other manufacturers, have contained components incorporating asbestos. A substantial majority of these asbestos-related claims have been dismissed without payment or were covered in full or in part by insurance or other forms of indemnity. Additional cases were litigated and settled without any insurance reimbursement. The amounts involved in asbestos related claims were not material individually or in the aggregate in any year.
During the fourth quarter of 2015, we recorded a liability for the contingencies associated with pending and unasserted future asbestos claims because the aggregate amounts involved are now reasonably estimable due to the definitization of the insurance coverage for existing and potential future asbestos claims through the negotiation and establishment of settlement agreements during 2015 as well as the stabilization of company and industry experience. Over the past few years, we have been engaged in disputes with insurance carriers, particularly those having issued excess general liability insurance from the mid-1950s through the mid-1980s, regarding the extent of coverage available for asbestos-related personal injury claims. We commenced two separate insurance coverage litigations against excess insurers - one lawsuit in Ohio on behalf of Goodrich Corporation and the other in New York on behalf of Carrier Corporation. The level of activity in the insurance coverage lawsuits increased significantly in 2015, causing us to intensify our on-going review of our history and experience with asbestos-related claims. In particular, we have been working extensively with outside counsel and actuarial experts to calculate past asbestos-related losses in order to demonstrate exhaustion of primary layers of insurance and prove past damages, as well as to show that future asbestos-related losses would likely trigger excess insurance policies. We recently reached binding settlement agreements with all of the Goodrich excess insurers, and reached a settlement with the largest block of available solvent excess insurance coverage issued to Carrier Corporation.
As a result of these settlements in the coverage litigations, pursuant to each of which we will annually absorb uninsured asbestos claims costs, and with the assistance of an outside actuarial expert, we are now able to make a reasonable estimate of the probable range of the total liability for pending and unasserted future asbestos related claims. This determination was based not only on our analysis of our own asbestos claims history for the last five years and our contractual insurance coverage litigations, but also on broader nationwide asbestos trend data, including: a substantial drop in non-malignant asbestos claims; an increasing focus on malignancy claims, primarily those involving mesothelioma, a cancer that now has an historical and fairly predictable future annual incidence rate; and a substantial decrease in average annual claim filings.
We have estimated and recorded our total liability to resolve all pending and unasserted potential future claims through 2059 to be $376 million. This amount is on a pre-tax basis, not discounted, and excludes the Company’s defense fees (which will continue to be expensed by the Company as they are incurred).
In addition, during the fourth quarter of 2015 the Company recorded a $106 million insurance recovery receivable for probable asbestos related recoveries. In calculating this amount, the Company used the estimated asbestos liability for pending and projected future claims and considered the amount of insurance available, allocation methodologies, solvency ratings, creditworthiness, and the contractual terms with each insurer. As a result, we recorded a noncash pretax charge to earnings of $237 million in the fourth quarter of 2015.
The amounts recorded by UTC for asbestos-related claims are based on currently available information and assumptions that we believe are reasonable. Our actual liabilities or insurance recoveries could be higher or lower than those recorded if actual results vary significantly from the assumptions. Key variables in these assumptions include the number and type of new claims to be filed each year, the average cost of resolution of each new claim, the resolution of coverage issues with other excess insurance carriers with whom we have not yet achieved settlements, and the solvency risk with respect to our insurance carriers. Other factors that may affect our future liability include uncertainties surrounding the litigation process from jurisdiction to jurisdiction and from case to case, reforms that may be made by state and federal courts, and the passage of state or federal tort reform legislation.
Other.
As described in Note 16 to the Consolidated Financial Statements, we extend performance and operating cost guarantees beyond our normal warranty and service policies for extended periods on some of our products. We have accrued our estimate of the liability that may result under these guarantees and for service costs that are probable and can be reasonably estimated.
We have accrued for environmental investigatory, remediation, operating and maintenance costs, performance guarantees and other litigation and claims based on our estimate of the probable outcome of these matters. While it is possible that the outcome of these matters may differ from the recorded liability, we believe that resolution of these matters will not have a material impact on our competitive position, results of operations, cash flows or financial condition.
We also have other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising out of the normal course of business. We accrue contingencies based upon a range of possible outcomes. If no amount within this range is a better estimate than any other, then we accrue the minimum amount.
In the ordinary course of business, the Company and its subsidiaries are also routinely defendants in, parties to or otherwise subject to many pending and threatened legal actions, claims, disputes and proceedings. These matters are often based on alleged violations of contract, product liability, warranty, regulatory, environmental, health and safety, employment, intellectual property, tax and other laws. In some of these proceedings, claims for substantial monetary damages are asserted against the Company and its subsidiaries and could result in fines, penalties, compensatory or treble damages or non-monetary relief. We do not believe that these matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.